Exhibit 10.10

SIXTH AMENDMENT

TO FIRST LIEN CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Sixth Amendment”) is dated as of August 11, 2021 (the “Sixth Amendment Effective Date”) and is entered into by and among Sterling Infosystems, Inc., a Delaware corporation (the “Borrower”), Sterling Intermediate Corp., a Delaware corporation (“Holdings”), the Subsidiary Guarantors, KeyBank National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and each of the Lenders party hereto, and is made with reference to that certain FIRST LIEN CREDIT AGREEMENT, dated as of June 19, 2015 (as amended by the First Amendment to First Lien Credit Agreement, dated as of January 27, 2016, as further amended by the Second Amendment to First Lien Credit Agreement, dated as of July 27, 2016 (as amended by the Amendment to Second Amendment to First Lien Credit Agreement, dated as of January 23, 2017), as further amended by the Third Amendment to First Lien Credit Agreement, dated as of March 24, 2017, as further amended by the Fourth Amendment to First Lien Credit Agreement, dated as of June 30, 2017, as further amended by the Fifth Amendment to the First Lien Credit Agreement, dated as of October 5, 2017, as further amended by the Successor Borrower Assumption and Reaffirmation Agreement, dated as of December 31, 2017 (the “2017 Reaffirmation Agreement”), and as further modified, supplemented, amended, restated (including any amendment and restatement thereof), extended or renewed from time to time prior to the date hereof, the “First Lien Credit Agreement”), by and among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders from time to time party thereto, the Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the First Lien Credit Agreement after giving effect to this Sixth Amendment. The provisions of Section 1.02 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

RECITALS

WHEREAS, the Borrower desires to extend the Maturity Date applicable to the Revolving Credit Commitments of the Sixth Amendment Consenting Revolving Credit Lenders (as defined below) in accordance with Section 10.01(h)(2) of the First Lien Credit Agreement;

WHEREAS, (a) each Revolving Credit Lender that executes and delivers a counterpart to this Sixth Amendment hereby consents thereto (the “Sixth Amendment Consenting Revolving Credit Lenders”) as set forth below and, the Sixth Amendment Consenting Revolving Credit Lenders constitute the Required Revolving Credit Lenders and (b) in accordance with Section 3.07 of the First Lien Credit Agreement, (i) each Revolving Credit Lender that has not executed and delivered a counterpart to this Sixth Amendment shall be deemed a Non-Consenting Lender (each, a “Sixth Amendment Non-Consenting Lender”) and (ii) the Revolving Credit Commitment of each such Sixth Amendment Non-Consenting Lender (all such Commitments of the Sixth Amendment Non-Consenting Lenders, the “Sixth Amendment Cancelled Revolving Credit Commitments”), which aggregate $3,750,000, shall hereby be terminated effective on the occurrence of an IPO (as defined below), so long as such IPO occurs on or prior to December 31, 2021 (and the Borrower shall repay all Obligations of the Borrower owing to such Sixth Amendment Non-Consenting Lenders relating to the Sixth Amendment Cancelled Revolving Credit Commitments and the Revolving Credit Loans and participations held by each such Sixth Amendment Non-Consenting Lender as of such termination date);

WHEREAS, pursuant to Section 2.14 of the First Lien Credit Agreement, the Borrower has requested a Revolving Commitment Increase in an aggregate principal amount equal to the sum of (a) $55,000,000 (the “Fixed Portion”) and (b) the amount of the Sixth Amendment Cancelled Revolving Credit Commitments (together, the “2021 Incremental Revolving Commitments”);

WHEREAS, each Person that executes and delivers a counterpart to this Sixth Amendment as a “2021 Incremental Revolving Lender” (the “2021 Incremental Revolving Lenders”) has agreed, upon the terms and subject to the conditions set forth herein, that it will make the 2021 Incremental Revolving Commitments in the amount set forth opposite such 2021 Incremental Revolving Lender’s name on Schedule 1 hereto available to the Borrower upon the consummation of an underwritten primary or secondary public offering of common Equity Interests of Holdings or any direct or indirect parent of Holdings (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (an “IPO”) so long as such IPO occurs on or prior to December 31, 2021;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. EXTENSION OF REVOLVING COMMITMENTS

Pursuant to Section 10.01(h)(2) of the First Lien Credit Agreement, subject to the terms and conditions set forth herein, on the Sixth Amendment Effective Date, each Sixth Amendment Consenting Revolving Credit Lender agrees to extend the Maturity Date of its Revolving Credit Commitments as described below.

1.1 Effective as of the Sixth Amendment Effective Date, the First Lien Credit Agreement is hereby amended by adding the following defined terms to Section 1.01 in proper alphabetical order:

“IPO” has the meaning set forth in the Sixth Amendment.

“Sixth Amendment” means the Sixth Amendment to First Lien Credit Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and each Revolving Credit Lender party thereto.

“Sixth Amendment Consenting Revolving Credit Lenders” has the meaning set forth in the Sixth Amendment.

“Sixth Amendment Effective Date” means August 11, 2021.

“Sixth Amendment Non-Consenting Lenders” has the meaning set forth in the Sixth Amendment.

1.2 Effective as of the Sixth Amendment Effective Date, the First Lien Credit Agreement is hereby amended as follows:

(x) amend and restate clause (ii) of the definition of “Maturity Date” in its entirety by replacing the existing provision with the following:

“(ii) (a) with respect to the Revolving Credit Commitments of each Sixth Amendment Consenting Revolving Credit Lender, the earlier of (x) August 11, 2026 and (y) December 31, 2023 unless, on or prior to December 31, 2023, the Term Loans then outstanding have been (I) refinanced with the proceeds of Indebtedness with a final maturity date that is no earlier than February 11, 2027 or (II) amended, modified or waived, such that the final maturity date of all then outstanding Term Loans is no earlier than February 11, 2027 and (b) with respect to the Revolving Credit Commitments of each Sixth Amendment Non-Consenting Lender that have not become Sixth Amendment Cancelled Revolving Credit Commitments, June 19, 2022,”;

(y) the first sentence of the definition of “Base Rate” is hereby amended by adding the following at the end thereof:

“; and, solely with respect to the Revolving Credit Loans, the Base Rate shall be deemed to be not less than 0.00% per annum”; and

(z) the end of clause (a)(i) of the definition of “Eurocurrency Rate” is hereby amended by adding the following at the end thereof:

“;and, solely with respect to the Revolving Credit Loans, the Eurocurrency Rate shall be deemed to be not less than 0.00% per annum,”.

1.3 Notwithstanding anything to the contrary herein or in the First Lien Credit Agreement, (i) the terms and provisions of the Revolving Credit Commitments of the Sixth Amendment Consenting Revolving Credit Lenders (the “Amended Revolving Tranche”) and the Revolving Credit Commitments of the Sixth Amendment Non-Consenting Lenders (the “Existing Revolving Tranche”) shall be identical, except for the Maturity Date; (ii) all borrowings under the applicable Revolving Credit Commitments (i.e., the Existing Revolving Tranche and the Amended Revolving Tranche) and repayments thereunder shall be made on a pro rata basis (except for (I) payments of interest and fees at different rates on the Amended Revolving Tranche (and related outstandings) and (II) repayments required upon the Maturity Date of the Existing Revolving Tranche), and (iii) in respect of the Amended Revolving Tranche and the Existing Revolving Tranche (A) participations under the First Lien Credit Agreement in Letters of Credit and (B) participations under the First Lien Credit Agreement in Swing Line Loans shall be held on a pro rata basis on the basis of their respective Revolving Credit Commitments with respect to the Amended Revolving Tranche and the Existing Revolving Tranche, taken together (after giving effect to the Sixth Amendment).

SECTION II. 2021 INCREMENTAL REVOLVING COMMITMENTS

2.1 Subject to the terms and conditions set forth herein, upon the consummation of an IPO (so long as such IPO occurs on or prior to December 31, 2021), each 2021 Incremental Revolving Lender hereby (i) commits to provide the 2021 Incremental Revolving Commitments in the amount set forth opposite such 2021 Incremental Revolving Lender’s name on Schedule 1 hereto and (ii) agrees to make Revolving Credit Loans available to the Borrower, subject to the terms and conditions set forth in the First Lien Credit Agreement.

2.2 The terms and conditions applicable to the 2021 Incremental Revolving Commitments shall be identical to the terms and conditions applicable to the Amended Revolving Tranche. Each of the Sixth Amendment Consenting Revolving Credit Lenders consent to the reallocation of Revolving Credit Exposure by the Administrative Agent in order to implement the 2021 Incremental Revolving Commitments in accordance with Section 2.14(g) of the First Lien Credit Agreement.

2.3 This Sixth Amendment constitutes an Incremental Amendment in respect of the 2021 Incremental Revolving Commitments.

SECTION III. CONDITIONS TO EFFECTIVENESS

3.1 Conditions.

This Sixth Amendment shall become effective as of the first date that each of the following conditions precedent are satisfied or waived in accordance with the First Lien Credit Agreement and, in accordance with Section 3.07 of the First Lien Credit Agreement, the Sixth Amendment Cancelled Revolving Credit Commitments shall hereby be terminated such effective on the occurrence of an IPO (as defined below), so long as such IPO occurs on or prior to December 31, 2021:

3.1.1 The Administrative Agent’s receipt of the following, each of which shall be originals, pdf copies or other electronic copies, each in form and substance reasonably satisfactory to the Administrative Agent:

(a) counterparts of this Sixth Amendment duly executed by each Loan Party, the Administrative Agent, the Collateral Agent, each Swing Line Lender and L/C Issuer party hereto and the Revolving Credit Lenders party hereto (such Revolving Credit Lenders constituting the Required Revolving Credit Lenders);

(b) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, amendments or updates to the organizational documents, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Sixth Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party on the Sixth Amendment Effective Date; and

(c) a legal opinion from Fried, Frank, Harris, Shriver & Jacobson LLP, New York and Delaware counsel to the Loan Parties;

3.1.2 The representations and warranties of each Loan Party set forth in Article V of the First Lien Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) as of such earlier date.

3.1.3 No Default or Event of Default under the First Lien Credit Agreement exists or shall result from the consummation of the transactions described herein.

3.1.4 Since December 31, 2020, there shall not have occurred any event, effect, change, circumstance or development that has had or would reasonably be expected to have a Material Adverse Effect.

3.1.5 All expenses due to the Administrative Agent and the Lenders in connection with the Sixth Amendment to the extent a reasonably detailed invoice has been delivered to the Borrower at least one Business Day before the Sixth Amendment Effective Date shall have been paid.

3.1.6 The Revolving Credit Lenders (to the extent reasonably requested in writing at least ten (10) Business Days prior to the Sixth Amendment Effective Date) shall have received, (i) all documentation and other information required by Governmental Authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and (ii) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification of the Borrower to the Administrative Agent, in each case at least three (3) Business Days prior to the Sixth Amendment Effective Date.

3.1.7 The Borrower shall have paid to each Sixth Amendment Consenting Revolving Credit Lender a fee in an amount equal to 0.10% of the Revolving Credit Commitments of such Sixth Amendment Consenting Revolving Credit Lender immediately prior to giving effect to this Sixth Amendment.

The aggregate amount of the 2021 Incremental Revolving Credit Commitments shall not exceed the Incremental Cap (after giving effect to this Sixth Amendment).

SECTION IV. FEES TO 2021 INCREMENTAL REVOLVING LENDERS.

Upon the consummation of an IPO (so long as such IPO occurs on or prior to December 31, 2021), the Borrower shall pay to each 2021 Incremental Revolving Lender a fee in an amount equal to 0.10% of the 2021 Incremental Revolving Commitments of such 2021 Incremental Revolving Lender.

SECTION V. REPRESENTATIONS AND WARRANTIES.

5.1 In order to induce the Lenders party hereto to enter into this Sixth Amendment and to amend the First Lien Credit Agreement in the manner provided herein, each Loan Party represents and warrants to each such Lender that, as of the Sixth Amendment Effective Date that, both before and after giving effect to this Sixth Amendment, the following statements are true and correct in all material respects:

(a) Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Sixth Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Sixth Amendment and to authorize the transactions contemplated hereby. This Sixth Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Sixth Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) No Legal Bar; Approvals. The execution, delivery and performance of this Sixth Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non-compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Governmental Approval. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Sixth Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION VI. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the First Lien Credit Agreement and this Sixth Amendment and consents to the amendment of the First Lien Credit Agreement effected pursuant to this Sixth Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Sixth Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Sixth Amendment, such Guarantor is not required by the terms of the First Lien Credit Agreement or any other Loan Document to consent to the amendments to the First Lien Credit Agreement effected pursuant to this Sixth Amendment and (ii) nothing in the First Lien Credit Agreement, this Sixth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the First Lien Credit Agreement.

Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies, reaffirms and grants such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Sixth Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.

SECTION VII. MISCELLANEOUS

7.1 Effect on the First Lien Credit Agreement. (x) Except as provided hereunder, the execution, delivery and performance of this Sixth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document and (y) this Agreement shall be deemed to be a “Loan Document” as defined in the First Lien Credit Agreement.

7.2 Reference to and Effect on the First Lien Credit Agreement and the Other Loan Documents.

(a) Notice. This Sixth Amendment shall constitute notice by the Borrower to the Administrative Agent for purposes of Section 2.14 of the First Lien Credit Agreement.

(b) Consent. As required by Section 2.14 of the First Lien Credit Agreement, each of the Administrative Agent, each Swing Line Lender and each L/C Issuer hereby consents to each Sixth Amendment Consenting Revolving Credit Lender that is an Additional Lender providing such Revolving Commitment Increases to the extent such consent, if any, would be required under Section 10.07(b) of the First Lien Credit Agreement for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Additional Lender.

(c) On and after the Sixth Amendment Effective Date, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the First Lien Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement as amended by this Sixth Amendment.

(d) Except as specifically amended by this Sixth Amendment, the First Lien Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(e) The execution, delivery and performance of this Sixth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the First Lien Credit Agreement or any of the other Loan Documents.

7.3 Incorporation. The provisions of Section 10.11, 10.15, 10.16 and 10.20 of the First Lien Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

STERLING INFOSYSTEMS, INC., as Borrower
STERLING INTERMEDIATE CORP., as Holdings
BISHOPS SERVICES LLC, as a Subsidiary Guarantor
STS SID LLC, as a Subsidiary Guarantor

By:	/s/ Peter Walker
Name: Peter Walker
Title: Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Ryan Pastore
Name: Ryan Pastore
Title: SVP

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

LENDER:

KEYBANK NATIONAL ASSOCIATION, as a Sixth Amendment Consenting Revolving Credit Lender, Swing Line Lender and L/C Issuer

By:	/s/ Ryan Pastore
Name: Ryan Pastore
Title: SVP

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC, as a Sixth Amendment Consenting Revolving Credit Lender and a 2021 Incremental Revolving Lender

By:	/s/ Thomas Manning
Thomas Manning
Authorized Signatory

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Sixth Amendment Consenting Revolving Credit Lender and a 2021 Incremental Revolving Lender

By:	/s/ Daglas Panchal
Name: Daglas Panchal
Title: Executive Director

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a 2021 Incremental Revolving Lender

By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

ING CAPITAL LLC, as a Sixth Amendment Consenting Revolving Credit Lender

By:	/s/ Marilyn Densel Fulton
Name: Marilyn Densel Fulton
Title: Managing Director

By:	/s/ Michael Kim
Name: Michael Kim
Title: Director

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Sixth Amendment Consenting Revolving Credit Lender

By:	/s/ Garrett P. Carpenter
Name: Garrett P. Carpenter
Title: Managing Director

[Signature Page to Sixth Amendment to First Lien Credit Agreement]

Schedule 1

2021 Incremental Revolving Commitments

2021 Incremental Revolving Lender	2021 Incremental Revolving Commitment

Goldman Sachs Lending Partners LLC	$6,650,000

JPMorgan Chase Bank, N.A.	$31,050,000

Morgan Stanley Senior Funding, Inc.	$21,050,000

Total: $58,750,000